UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

 Date of Report: January 18, 2017

ICON Leasing Fund Twelve Liquidating Trust

(Exact Name of Registrant as Specified in Charter)

Delaware	000-53189	81-7012783
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3 Park Avenue, 36th Floor New York, New York 10016
(Address of Principal Executive Offices)

(212) 418-4700
(Registrant’s telephone number, including area code)

ICON Leasing Fund Twelve, LLC
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

On or about January 18, 2017, ICON Leasing Fund Twelve Liquidating Trust (the “Liquidating Trust”) distributed the 2016 Third Quarter Portfolio Overview (the “Portfolio Overview”) of ICON Leasing Fund Twelve, LLC (the “LLC”) to the broker-dealers who sold the original membership interests in the LLC.  The Liquidating Trust will distribute the Portfolio Overview to the Liquidating Trust’s beneficial interest holders on or about January 20, 2017.  A copy of the Portfolio Overview is being furnished as Exhibit 99.1 hereto.

The information in this Report is provided under Item 7.01 of Form 8-K and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section.

Item 9.01	Financial Statements and Exhibits

(d) The following exhibit is furnished herewith:

99.1	2016 Third Quarter Portfolio Overview

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ICON LEASING FUND TWELVE LIQUIDATING TRUST
By: ICON CAPITAL, LLC, Managing Trustee

Dated: January 18, 2017	By:	/s/ Michael A. Reisner
Michael A. Reisner
Co-President and Co-Chief Executive Officer